April 10, 2017

TOUCHSTONE STRATEGIC TRUST

Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Growth Opportunities Fund
Touchstone International Growth Fund
Touchstone International Value Fund
Touchstone Mid Cap Growth Fund
Touchstone Small Cap Growth Fund
Touchstone Sustainability and Impact Equity Fund

Supplement to Prospectus, Summary Prospectus and Statement of Additional Information dated July 30, 2016

The information in this Supplement contains new and additional information beyond that in the Prospectus and Summary Prospectus and should be read in conjunction with the aforementioned.

Effective immediately, the following replaces the last sentence in the paragraph of each Fund's summary under "The Fund's Fee and Expenses" section:

More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 65, in Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus and in the Fund’s Statement of Additional Information (“SAI”) on page 63.

Effective immediately, the following statement will be added to the “Waiver of Class A Sales Charge,” “Reduced Class A Sales Charge,” “Rights of Accumulation Program,” “Letter of Intent,” “Class C Shares,” “Contingent Deferred Sales Charge (“CDSC”), "Additional Information on the CDSC" and "Waiver of Class A Sales Charge for Clients of Financial Intermediaries" disclosure in the Prospectus, Summary Prospectus and Statement of Additional Information (as applicable):

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts for a description of variations in sales charges and waivers for Fund shares purchased through Merrill Lynch.

Effective immediately, the following is added to the back page of the Prospectus:

Appendix A: Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts is a separate document that provides additional information about the availability of certain sales charge waivers and discounts and is incorporated into this prospectus, which means it is legally a part of this prospectus.

Effective immediately, the following is added as Appendix A of the Prospectus:

Appendix A to Prospectus dated July 30, 2016

Intermediary-Specific Sales Charge Waivers and Discounts

As noted in the Fund's prospectus, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. The sales charge waivers and discounts described in this Appendix A are available only if you purchase shares through the designated intermediary. The information disclosed in this Appendix A is part of, and incorporated in, the Fund's prospectus.

* * * * *

Shareholders Purchasing Fund Shares Through Merrill Lynch

The following information is provided by Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch: Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch
•    Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan
• Shares purchased through a Merrill Lynch affiliated investment advisory program
• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
• Shares purchased through the Merrill Edge Self-Directed platform
• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
• Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
• Employees and registered representatives of Merrill Lynch or its affiliates and their family members
• Trustees of the Fund, and employees of Touchstone Advisors or any of its affiliates, as described in this Prospectus
•    Shares purchased from the proceeds of redemptions within the Touchstone family of mutual funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement)

CDSC Waivers on Class A Shares and Class C Shares Available at Merrill Lynch
• Death or disability of the shareholder
• Shares sold as part of a systematic withdrawal plan as described in this Prospectus
• Return of excess contributions from an IRA Account
• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
• Shares sold to pay Merrill Lynch fees but only if the transaction is initialed by Merrill Lynch
• Shares acquired through a right of reinstatement
•    Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A shares and Class C shares only)

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent
• Breakpoints as described in this Prospectus
•    Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-S1-1704